Exhibit 10.12
FORM OF
MIRION TECHNOLOGIES, INC.
2006 Stock Plan
Stock Option Agreement
Reference Number: 2006-1
Dated January 1, 2006
SECTION 1. GRANT OF OPTION.
(a) Option. On the terms and conditions set forth in this Agreement and the Notice of Stock Option Grant referencing this Agreement (the “Notice”), the Company grants to the Optionee on the Date of Grant an option to purchase at the Exercise Price a number of Shares, all as set forth in the Notice. This option is intended to a Nonstatutory Option, as provided in the Notice.
(b) Stock Plan and Defined Terms. This option is granted under and subject to the terms of the Plan, which is incorporated herein by this reference. Capitalized terms are defined in Section 12 of this Agreement.
SECTION 2. RIGHT TO EXERCISE.
     Subject to the conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice.
SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise Transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.
SECTION 4. EXERCISE PROCEDURES.
(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. Exhibit A is an example of a “Notice of Exercise”. The Notice of Exercise shall be signed by the person exercising this option. In the event that this option is being exercised by the Optionee’s representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.
(b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).
(c) Withholding Requirements. The Company may withhold any tax (or other governmental obligation) as a result of the exercise of this option as a condition to the exercise of this option or otherwise, and the Optionee shall make arrangements satisfactory to the Company to enable it to satisfy all such withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.
SECTION 5. PAYMENT FOR SHARES.
(a) Cash or Check. All or part of the Purchase Price may be paid in cash or by check.
(b) Other Methods of Payment for Shares. At the sole discretion of the Board of Directors, all or any part of the Purchase Price and any applicable withholding requirements may be paid by any other method permissible under the terms of the Plan. The Company shall notify the Optionee if and when it shall make such other payment method available to the Optionee.
SECTION 6. TERM AND EXPIRATION.
(a) Basic Term. Subject to earlier termination in accordance with subsection (b) below, this option shall expire on the expiration date set forth in the Notice.
(b) Termination of Service. If the Optionee’s Service terminates for any reason, then this option shall expire on the earliest of the following occasions:
     (i) The expiration date determined pursuant to Subsection (a) above;
     (ii) Thirty (30) days after termination of Optionee’s employment by the Company for any reason other than for Cause;
     (iii) The date of termination of Optionee’s employment if termination is by the Company for Cause or if Cause exists on such date; and
     (iv) Thirty (30) days after the date of Optionee’s voluntary termination of employment with the Company for any reason.
The Optionee (or in the case of the Optionee’s death or disability, the Optionee’s representative) may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable for vested Shares on or before the date the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet vested. In addition, if this option expires due to the termination of the Optionee’s Service for Cause (or if Cause exists on such termination date), any Shares which have not been delivered to the Participant upon the exercise of this option shall not be delivered and such exercise shall be null and void.

(c) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).
SECTION 7. LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:
(a)	The Company and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)	Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)	Any other applicable provision of state or federal law has been satisfied.
SECTION 8. REGISTRATION RIGHTS.
     The Company may register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
SECTION 9. RESTRICTIONS ON TRANSFER.
(a) Nontransferability. No Option or other right to acquire Shares, may be transferred, assigned, pledged or hypothecated by any Optionee during the Optionee’s lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process, except by beneficiary designation, will or the laws of descent and distribution. Subject to the limitations contained in this Section, an Option or other right to acquire Shares under the Plan, may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. Such Option or other right shall not be transferable and shall be exercisable only by the Optionee to whom such right was granted, except in the case of a transfer by the Optionee to its affiliate with the prior written consent of the Board of Directors in its discretion. Shares issued upon exercise of an Option may be subject to such restrictions as are set forth in the applicable Stock Option Agreement or the Stockholders Agreement.
(b) Securities Law Restrictions. Regardless of whether the offering and sale of Options or Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other Transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act or the securities laws of any state or any other law.

(c) Optionee Undertaking. The Optionee agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the provisions of this Agreement, including, without limitation, executing the Stockholder’s Agreement.
(d) Investment Intent. The Optionee represents and agrees that as of the Date of Grant, the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof. If the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.
(e) Administration. Any determination by the Company in connection with any of the matters set forth in this Section 9 shall be conclusive and binding on the Optionee and all other persons.
SECTION 10. ADJUSTMENT OF SHARES.
(a) In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Shares into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 7(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 7(b) of the Plan.
SECTION 11. MISCELLANEOUS PROVISIONS.
(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by (i) filing a notice of exercise, and (ii) paying the Purchase Price as provided in this Agreement.
(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
(c) Notification. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(d) Entire Agreement. The Notice, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.
(e) Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.
(f) Assignment. Except as provided in Section 9(a) herein, Optionee may not assign any right hereunder to any Person.
(g) Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Optionee, the Optionee’s assigns and the legal representatives, heirs and legatees of the Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to be join herein and be bound by the terms hereof.
(h) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.
SECTION 12. DEFINITIONS.
(a) “Agreement” shall mean this Stock Option Agreement.
(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.
(c) “Cause” shall mean, as defined in the Optionee’s written employment agreement, provided, that if an Optionee does not have a written employment agreement, that the Optionee:
               (i) committed or engaged in an act of fraud, embezzlement, sexual harassment, dishonesty or theft in connection with the Optionee’s duties for the Company or any subsidiary of the Company;
               (ii) materially breached or defaulted under the Optionee’s agreements or obligations under any employment agreement, non-disclosure or any similar agreement with the Company or any subsidiary of the Company;
               (iii) is convicted of, or pleas nolo contendre with respect to, an act of criminal misconduct; or
               (iv) engaged in an act of incompetence, gross negligence or willful failure to perform the Optionee’s duties or responsibilities, or
               (v) failed to follow in any material respect a direction or policy of the Board of Directors of the Company.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.
(e) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.
(f) “Company” shall mean Mirion Technologies, Inc., a Delaware corporation, and any successor thereto.
(g) “Consultant” shall mean a person who performs bona fide services for the Company as a consultant or advisor, excluding Employees and Directors.
(h) “Date of Grant” shall mean the date specified in the Notice, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.
(i) “Director” shall mean a member of the Board of Directors who is not an Employee.
(j) “Disability” a physical or mental incapacity or disability as a result of which renders the Optionee unable to render services to the Company, pursuant to the terms of such Optionee’s written employment agreement, or if the Optionee does not have a written employment, pursuant to the normal and customary duties of employment of the Optionee, for (A) for one hundred eighty (180) days in any twelve (12) month period or (B) for a period of one hundred twenty (120) successive days.
(k) “Employee” shall mean any individual who is a common-law employee of the Company.
(l) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice.
(m) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.
(n) “Non-disclosure Agreement” shall mean, a written agreement between the Company and the Optionee regarding confidentiality and/or intellectual property pursuant to which the Optionee is restricted from certain activities during and after completion of Service with the Company.
(o) “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.
(p) “Notice” shall have the meaning described in Section 1(a) of this Agreement.
(q) “Optionee” shall mean the person named in the Notice.
(r) “Plan” shall mean the Mirion Technologies, Inc. 2006 Stock Plan.

(s) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.
(t) “Securities Act” shall mean the Securities Act of 1933, as amended.
(u) “Service” shall mean service as an Employee, Director or Consultant.
(v) “Share” shall mean one share of Common Stock of the Company, with a par value of $0.001.
(w) “Stockholders Agreement” shall have the meaning described in the Plan.
(x) “Transfer” shall mean, with respect to this option or any Share, any sale, assignment, transfer, alienation, conveyance, gift, bequest by will or under intestacy laws, pledge, lien encumbrance or other disposition, with or without consideration, of all or part of this option or such Share, or of any beneficial interest therein.
(y) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred this option or any Share.

EXHIBIT A
Notice of Exercise
Mirion Technologies, Inc.
3000 Executive Parkway, Suite 220
San Ramon, CA 94583
Attn: Corporate Secretary
To the Corporate Secretary:
I hereby exercise my stock option granted under the Mirion Technologies, Inc. 2006 Stock Plan (the “Plan”) and notify you of my desire to purchase the shares that have been offered pursuant to the Plan and related Stock Option Agreement between me and the Company (the “Option Agreement”), as described below.
I shall pay for the shares by delivery of a check payable to Mirion Technologies, Inc. (the “Company”) in the amount described below in full payment for such shares plus all amounts required to be withheld by the Company under U.S. state, federal, or local law as a result of such exercise or shall provide such documentation as is otherwise permitted by Section 5 of the Option Agreement.
This notice of exercise is delivered this       day of                     , 20     .

1. No. Shares to be Acquired	Exercise Price	Total

2. Estimated Withholding:

Amount Paid (Total exercise price plus estimated withholding)
Very truly yours,

Signature of Optionee

Optionee’s Social Security Number